EXHIBIT 32.1

CERTIFICATIONS

In connection with the Annual Report of Valence Technology, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Robert L. Kanode, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 5, 2009	By:	/s/ Robert L. Kanode

	Name:	Robert L. Kanode
	Title:	Chief Executive Officer, President and Chairman of the Board

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.